DWS Enhanced Commodity Strategy Fund
Summary Prospectus | October 1, 2020

Class/Ticker	A	SKNRX	T	SKSTX	C	SKCRX	R6	SKRRX	INST	SKIRX	S	SKSRX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The Prospectus and SAI, both dated October 1, 2020, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the fund.
Investment Objective
The fund's investment objective is total return.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in DWS funds or if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class in the prospectus (p. 29), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 65) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
SHAREHOLDER FEES
(paid directly from your investment)
	A	T	C	R6	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	2.50	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	None	$20
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)
	A	T	C	R6	INST	S
Management fee[2]	0.78	0.78	0.78	0.78	0.78	0.78
Distribution/service (12b-1) fees	0.25	0.25	1.00	None	None	None
Other expenses	0.38	0.30	0.32	0.20	0.31	0.37
Total annual fund operating expenses	1.41	1.33	2.10	0.98	1.09	1.15
Fee waiver/expense reim- bursement	0.20	0.12	0.14	0.09	0.20	0.14
Total annual fund operating expenses after fee waiver/ expense reimbursement	1.21	1.21	1.96	0.89	0.89	1.01
1 Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.

2 “Management fee” is restated to reflect the fund’s new management fee rate effective October 1, 2020.
The Advisor has contractually agreed through September 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 1.21%, 1.21%, 1.96%, 0.89%, 0.89% and 1.01% for Class A, Class T, Class C, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	R6	INST	S
1	$691	$370	$299	$91	$91	$103
3	977	649	644	303	327	351
5	1,284	949	1,116	533	581	619
10	2,152	1,801	2,420	1,193	1,311	1,385
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	R6	INST	S
1	$691	$370	$199	$91	$91	$103
3	977	649	644	303	327	351
5	1,284	949	1,116	533	581	619
10	2,152	1,801	2,420	1,193	1,311	1,385
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 68% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests in commodity-linked derivative instruments backed by a portfolio of fixed income instruments. The fund invests in commodity-linked derivative instruments (a contract whose value is based on a particular commodity), such as commodity-linked swap contracts, commodity-linked structured notes, options and futures contracts, to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. Physical commodities are assets that have tangible properties such as gas, heating oil, industrial and other precious metals, livestock or agricultural products.
The fund may gain exposure to the commodity markets by investing up to 25% of the fund's total assets in a wholly-owned subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”), which shares the same portfolio management team as the fund and is expected to invest mainly in commodity-linked derivative instruments and fixed income instruments, some of which may serve as margin or collateral for the Subsidiary’s derivatives positions.
The fund invests in fixed income securities, including inflation-indexed securities, of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and US and non-US corporations and derivatives related to each of these types of securities. The fund may invest in mortgage-backed and asset-backed securities, adjustable rate loans that have a senior right to payment (“senior loans”) and other floating rate debt securities, taxable municipal bonds and tax-exempt municipal bonds.
The fund may invest up to 10% of its total assets in below investment grade fixed income securities (commonly referred to as junk bonds).
The fund concentrates its investments in commodities-related industries. The Advisor considers a company to be in a commodity-related industry if, as determined by the Advisor, at least 50% of the company's assets, revenues or net income are derived from or related to a commodity-related industry. Currently, the fund considers commodities-related industries to include oil, natural gas, agricultural products and metals industries; however, these criteria are provided for illustrative purposes only and are not part of the fund's fundamental investment policy regarding the concentration of its investments in any particular industry or group of industries. Accordingly, the fund may change the criteria it uses from time to time without shareholder approval.
Management process. Portfolio management generally will allocate the fund’s commodity-linked investments among a variety of different commodity sectors. Portfolio management employs three main strategies with respect to its commodity-linked investments: a relative value strategy, a tactical strategy, and a “roll enhancement”

DWS Enhanced Commodity Strategy Fund
Summary Prospectus October 1, 2020

strategy. In implementing the relative value strategy, portfolio management will use a proprietary quantitative, rules-based methodology in determining the fund’s commodity sector weightings relative to the fund’s benchmark index, the Bloomberg Commodity Index. Portfolio management normally will rebalance commodity sector positions when a sector undergoes a “trigger event,” reducing the fund’s exposure to commodity sectors that are believed to be “expensive” and increasing its exposure to sectors that are believed to be “cheap.” The tactical strategy focuses on the direction of commodity markets as a whole. Portfolio management will use a proprietary, momentum-driven, quantitative formula that seeks to anticipate the direction of the commodity markets. Portfolio management may reduce the fund’s exposure to all commodity sectors when commodities in general appear overvalued. In implementing the “roll enhancement” strategy, portfolio management seeks to invest in commodity contracts whose expiration is further out on the “commodity curve” than the subsequent month so as to avoid continually paying premiums to replace expiring contracts.
With respect to the fund's fixed income investments, portfolio management uses a relative value style to seek to construct a diversified portfolio of fixed income securities. With respect to these investments, portfolio management normally targets a dollar-weighted average portfolio duration of three years or less, and primarily invests in fixed income securities that are rated, at the time of purchase, within the top four credit rating categories as rated by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, Fitch Ratings, or another Nationally Recognized Statistical Rating Organization, or, if unrated, are determined by the Advisor to be of similar quality.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process and when making investment decisions.
Derivatives. In addition to commodity-linked derivative instruments, the fund may use other types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Portfolio management generally may also use interest rate swaps, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), to manage the duration of the investment portfolio (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes).
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity and increased government activity that it has caused. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in-place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
Commodities-related investments risk. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions. For

DWS Enhanced Commodity Strategy Fund
Summary Prospectus October 1, 2020

example, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.
The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables linked to changes in the value of commodities or the commodities markets. A liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. The fund’s ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Inflation-indexed bond risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise due to reasons other than inflation, the fund’s investment in these securities may not be fully protected from the effects of rising interest rates. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund’s actual returns could fail to match the real rate of inflation.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Concentration risk. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular segment of the market in which the fund concentrates may have a significant impact on the fund’s performance.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high-yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, is expected to be phased out by the end of 2021. The fund or the instruments in which the fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the fund of the transition away from LIBOR.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United

DWS Enhanced Commodity Strategy Fund
Summary Prospectus October 1, 2020

Kingdom initiated the formal process of withdrawing from the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom will seek to negotiate and finalize a trade deal with the EU. The transition period will end on December 31, 2020 and can no longer be extended under the terms of the withdrawal agreement. During this transition period, the United Kingdom effectively remains in the EU from an economic perspective but no longer has any political representation on the EU parliament. Significant uncertainty exists regarding the outcome of these negotiations and any adverse economic and political effects it may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Senior loans risk. The fund invests in senior loans that may not be rated by a rating agency, registered with the SEC or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.
Senior loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.
Because affiliates of the Advisor may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

DWS Enhanced Commodity Strategy Fund
Summary Prospectus October 1, 2020

Tax status risk. Income and gains from commodities or certain commodity-linked derivatives do not constitute “qualifying income” to the fund for purposes of qualification as a “regulated investment company” for federal income tax purposes. The Internal Revenue Service has issued a private ruling to the fund that income derived from the fund's investment in the Subsidiary will constitute qualifying income to the fund. In addition, the Internal Revenue Service issued regulations under which the fund expects its income attributable to its investment in the Subsidiary to be treated as qualifying income. Income from other commodity-linked derivatives in which the fund invests directly or indirectly may not constitute qualifying income. If the fund's nonqualifying income exceeds 10% of the fund's gross income, the fund may fail to qualify as a regulated investment company and be subject to a tax at the fund level.
Subsidiary risk. The fund may invest in the Subsidiary, which is not registered as an investment company under the Investment Company Act of 1940, as amended, and therefore is not subject to all of the investor protections of the Investment Company Act of 1940. A regulatory change in the US or the Cayman Islands, under which the fund and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the fund invests in the Subsidiary, such as a change in tax law, could adversely affect the fund. By investing in the Subsidiary, the fund is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in derivatives and commodities-related investments.
ESG investing risk. When portfolio management considers ESG factors in its fundamental research process and when making investment decisions, there is a risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
The performance figures for Class T shares prior to class inception are based on the historical performance of the fund’s Institutional Class shares adjusted to reflect the higher expenses and applicable sales charges of Class T.
CALENDAR YEAR TOTAL RETURNS
(%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	14.44%	December 31, 2010
Worst Quarter	-10.92%	September 30, 2011
Year-to-Date	-15.14%	June 30, 2020

DWS Enhanced Commodity Strategy Fund
Summary Prospectus October 1, 2020

Average Annual Total Returns

(For periods ended 12/31/2019 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	2/14/2005	-3.55	-4.66	-3.16
After tax on distribu- tions		-4.08	-6.13	-4.34
After tax on distribu- tions and sale of fund shares		-2.10	-4.03	-2.34
Class T before tax	6/5/2017	-0.21	-4.01	-2.82
Class C before tax	2/14/2005	1.57	-4.24	-3.32
INST Class before tax	2/14/2005	2.71	-3.19	-2.23
Class S before tax	2/14/2005	2.53	-3.32	-2.39
Bloomberg Commodity Index (reflects no deduc- tion for fees, expenses or taxes)		7.69	-3.92	-4.73

	Class Inception	1 Year	Since Inception
Class R6 before tax	6/1/2016	2.74	-1.85
Bloomberg Commodity Index (reflects no deduc- tion for fees, expenses or taxes)		7.69	-0.03
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.
Sonali Kapoor, Director. Portfolio Manager of the fund. Began managing the fund in 2015.
Rick Smith, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A T C	1,000	500	1,000	500
R6	None	N/A	N/A	N/A
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans for Class A, T, C and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A, C and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares and Class R6 shares. Certain intermediaries that offer Class S shares in their brokerage platforms may be eligible for an investment minimum waiver. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class and Class R6 shares. The minimum additional investment in all other instances is $50.
To Place Orders

Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued. Class R6 shares are generally available only to certain qualifying plans and programs, which may have their own policies or instructions for buying and selling fund shares. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors as well as through firms that have an agreement with DWS Distributors, Inc. to offer the shares on an agency basis on brokerage platforms.

DWS Enhanced Commodity Strategy Fund
Summary Prospectus October 1, 2020

Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.
8 DWS Enhanced Commodity Strategy Fund Summary Prospectus October 1, 2020 DECSF-SUM